SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) September 8, 2004
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                         VELOCITY ASSET MANAGEMENT, INC.
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               (Exact name of registrant as specified in Charter)



          Delaware                      000-161570               65-0008442
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(State of other Jurisdiction of    (Commission file no.)      (IRS employer
       incorporation)                                       identification no.)






       48 S. Franklin Turnpike, 3rd Floor, Ramsey, NJ             07446
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          (Address of Principal Executive Offices)              (Zip Code)


        Registrant's telephone number, including area code (201-760-1030)
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

         On September 8, 2004, we entered into an employment contract with James
J. Mastriani. Pursuant to this employment agreement, we agreed to employ Mr. Mastriani as our Chief Financial Officer and our Chief Legal Officer for a period of three years ending September 1, 2007.

         We agreed to pay Mr. Mastriani an annual base salary of not less than $150,000, with annual increases and annual bonuses determined at the discretion of our board of directors and calculated in same manner as other executives. Additionally, we agreed to grant Mr. Mastriani equity securities pursuant to our 2004 Equity Incentive Program. The amount, type and terms of the equity securities to be granted to Mr. Mastriani will be determined by our board of directors and Mr. Mastriani.

         Pursuant to the employment contract we also agreed to provide Mr. Mastriani with the same fringe benefits provided to other senior executives. If we terminate Mr. Mastriani, other than for cause, we are obligated to pay Mr. Mastriani an amount equal to one year of his then current base salary.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Effective September 8, 2004, we appointed Mr. Mastriani as our Chief Financial Officer and our Chief Legal Officer.

         Mr. Mastriani received a Bachelor of Arts degree in 1992 from Georgetown University and earned his juris doctorate from the Seton Hall University School of Law in 1997. After graduating from law school, Mr. Mastriani was in-house counsel for SBC Warburg Dillon Read Inc., providing legal advice and transactional support to the broker dealer subsidiary of Swiss Bank Corporation. From 1998 to 2004, Mr. Mastriani practiced at the New York office of international law firm Skadden, Arps, Slate, Meagher and Flom LLP, where he was responsible for providing legal and regulatory advice to clients in the financial services and consumer finance industries.

         There are no family relationships known to us between Mr. Mastriani and our directors and executive officers. Prior to entering the employment contract, Mr. Mastriani had no indirect or direct material interest in any transaction or proposed transaction to which we, or any of our directors, executive officers, director nominees, beneficial owner of more than five percent of our common stock or immediate family members of such persons were a party.


Item 9.01.  Financial Statements and Exhibits

         (a)    Not Applicable.

         (b)    Not Applicable.

         (c)    Exhibits.

         Listed below is the only exhibit to this Current Report on Form 8-K.

Exhibit
Number            Description
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10.1     Employment Contract, dated as of September 8, 2004, by and between
         Velocity Asset Managment, Inc., and James J. Mastriani.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VELOCITY ASSET MANAGEMENT, INC.



                                       /s/ JOHN C. KLEINERT
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                                       John C. Kleinert
                                       Chief Executive Officer


                            Dated: September 14, 2003